SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                         GRANDSOUTH BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid


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     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                            GrandSouth Bancorporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of GrandSouth Bancorporation will be held at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina, on Wednesday, May 18, 2005, at 5:00 p.m., for the following purposes:

     (1)  To elect seven directors;

     (2) To vote on an amendment to the 1998 Stock Option Plan to increase by 448,000 shares the total number of shares of common stock reserved for issuance under the plan; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.


    Only shareholders of record at the close of business on April 8, 2005, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

    Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

    Enclosed are the Company's 2005 Proxy Statement and the Company's 2004 Annual Report to Shareholders.

                                            By Order of the Board of Directors



April 20, 2005                              Ronald K. Earnest
                                            President

                                 PROXY STATEMENT

                            GrandSouth Bancorporation
                                 381 Halton Road
                        Greenville, South Carolina 29606


         This proxy statement is being furnished to shareholders of GrandSouth Bancorporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2005 Annual Meeting of Shareholders and at any adjournment or adjournments thereof. The 2005 Annual Meeting of Shareholders of the Company is to be held on Wednesday, May 18, 2005 at 5:00 p.m. at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina. A Notice of Annual Meeting is attached hereto and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 20, 2005, in connection with the solicitation.

         Solicitation of proxies may be made in person or by mail, by telephone, or other electronic means by directors, officers and regular employees of the Company, who will not be specially compensated in such regard. Brokerage houses, nominees, fiduciaries and other custodians may also be requested to forward solicitation materials to beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the expenses incurred in sending proxy materials to beneficial owners. The Company will bear the costs associated with the solicitation of proxies and other expenses associated with the Annual Meeting of Shareholders.

Purposes of the Meeting

         The purposes of the 2005 Annual Meeting of Shareholders of the Company are to elect seven directors of the Company, to vote on an amendment to the 1998 Stock Option Plan to increase by 448,000 shares the number of shares of common stock reserved for issuance under the plan, and to act upon such other matters as may properly come before the meeting or any adjournment thereof.

Voting Securities and Votes Required for Matters to be Acted Upon

         At the close of business on March 31, 2005, there were outstanding 2,382,357 shares of the Company's common stock, no par value per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on April 8, 2005, shall be entitled to vote at the meeting.

         A majority of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors.

         If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting, including amendment of the 1998 Stock Option Plan, will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter.

Proxies and Revocation of Proxies

         The accompanying form of proxy is for use at the Annual Meeting of Shareholders of the Company. Please complete and return the form of proxy even if you plan to attend the meeting in person. The proxy may be revoked by a shareholder of record (1) by written notice to Ronald K. Earnest, President, GrandSouth Bancorporation, at any time before it is voted, (2) by submitting a proxy having a later date, (3) by such person's appearing at the meeting and giving notice of revocation to the corporate officers responsible for maintaining the list of shareholders, or (4) by giving notice of such revocation in open meeting of the shareholders. Attendance at the Annual Meeting will not in itself, however, constitute revocation of a proxy.

         All shares represented by valid proxies received pursuant to this solicitation that are not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted FOR election of the seven director nominees proposed by the Board of Directors of the Company and FOR amendment of the 1998 Stock Option Plan.

         The Board of Directors of the Company is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2006 Annual Meeting of the Company may do so by sending them in writing to Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Such written proposals must be received prior to December 21, 2005, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors may seek discretionary authority to vote on any proposal received after March 6, 2006.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven directors are to be elected to hold office until the 2006 Annual Meeting of Shareholders, or until their successors are duly elected and qualify to serve. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated for re-election to the Board Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett, Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips, each of whom is presently a director of the Company.

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Earnest, H. Garrett, M. Garrett, Gault, Gross, Howard and Phillips. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees, or in the event that any such nominees are not available by reason of any unforeseen contingency, then at the discretion of the proxy holders named herein, FOR the election as directors of any other persons designated by the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The table shows as to each director, his name (and address for the 5% owners) and the number of shares of the Company's common stock owned by him at April 8, 2005. Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power. Other than as set forth below, no persons were known by management to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Commission, of 5% or more of the Company's Common Stock.

NAME                                            NUMBER OF           % SHARES
----                                             SHARES           OUTSTANDING
                                                 ------           -----------

Ronald K. Earnest                              167,865  (1)          6.5%
381 Halton Road
Greenville, S.C.

Harold E. Garrett                               56,740               2.2%
Fountain Inn, S.C.

Mason Y. Garrett                               231,073  (2)          8.9%
325 South Main Street
Fountain Inn, S.C.

Michael L. Gault                                37,049  (3)          1.4%
Fountain Inn, S.C.

Baety O. Gross, Jr.                             34,100  (4)          1.3%
Simpsonville, S.C.

S. Hunter Howard, Jr.                           13,975                 *
Columbia, S.C.

S. Blanton Phillips                              2,795                 *
Fountain Inn, S.C.

                                              ---------

All Directors and executive
officers as a group
(7 persons)                                    543,597  (5)         20.9%

------------------------------------

*Less than 1%.

(1)  Includes currently exercisable options to purchase 111,963 shares.
(2) Includes currently exercisable options to purchase 104,935 shares; 55,902 shares owned by Mr. Garrett's wife, as to which Mr. Garrett disclaims beneficial ownership; and 13,280 shares held by Mr. Garrett as custodian for his son.
(3) Includes 9,781 shares held by Mr. Gault's spouse and children as to which Mr. Gault disclaims beneficial ownership.
(4) Includes 17,329 shares held by Mr. Gross' spouse and children as to which Mr. Gross disclaims beneficial ownership.
(5)  Includes currently exercisable options to purchase 216,898 shares.

                            MANAGEMENT OF THE COMPANY

Directors

                                   Positions      Director                     Business Experience for
        Name (Age)               With Company      Since (1)                     the Past Five Years
        ----------               ------------      ---------                     -------------------

Ronald K. Earnest (50)           President and      1998          President and Chief Operating Officer of the Company
                                   Director                       since October 2000; organizer of GrandSouth Bank from
                                                                  March 1998 to October 2000; until March, 1998,
                                                                  President and Chief Executive Officer, Anderson
                                                                  National Bank, Anderson, South Carolina.

Harold E. Garrett (36)             Director         1998          Owner, Garrett's Discount Golf Carts, Fountain Inn,
                                                                  South Carolina

Mason Y. Garrett (62)          Chairman and Chief   1998          Chairman and Chief Executive Officer of the Company
                                Executive Officer                 since October 2000; organizer of GrandSouth Bank from
                                                                  March 1998 to October 2000; until March, 1998,
                                                                  President and Chief Executive Officer, First United
                                                                  Bancorporation, Anderson, South Carolina.

Michael L. Gault (49)              Director         1998          Owner, Fountain Inn Service Center, Fountain Inn,
                                                                  South Carolina (food mart - service station); Partner,
                                                                  Sentelle & Gault (real estate).

Baety O. Gross, Jr. (57)           Director         1998          Attorney, Simpsonville, South Carolina.

S. Hunter Howard, Jr. (52)         Director         2000          President and Chief Executive Officer, South Carolina
                                                                  Chamber of Commerce, Columbia, South Carolina.

S. Blanton Phillips (36)           Director         2001          Owner and Chief Executive Officer, BPS, Inc. since
                                                                  2002 (temporary staffing firm); President and Chief
                                                                  Operating Officer, S. B. Phillips Company, Inc. from
                                                                  1996 until 2002 (temporary staffing agency).


(1) Includes service as a director of GrandSouth Bank prior to its acquisition by the Company.

         Harold E. Garrett is the son of Mason Y. Garrett. Otherwise, none of the executive officers or director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The executive officers of the Company are Ronald K. Earnest and Mason
Y. Garrett. Information about Messrs. Earnest and Garrett is set forth above under "Directors."

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last fiscal year, ending December 31, 2004, the Board of Directors met 12 times, including regular and special meetings. Each director attended at least 75% of the meetings of the Board and committees of which he was a member held while he was a member of the Board of Directors.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Director Compensation

         Directors received compensation of $500 per meeting of the Board for their service on the Board of Directors in 2004. For 2005, such fees have been increased to $600 per meeting.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year for a potential candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with this requirement may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee. No other nominations have been made for the 2005 Annual Meeting.

Audit Committee

         The Board of Directors does not have a separate audit committee. Rather, the entire Board of Directors acts as an audit committee. Not all members of the Board of Directors are independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Compensation Committee

         The Board of Directors does not have a separate executive  compensation
committee.   Rather,  the  entire  Board  of  Directors  acts  as  an  executive compensation committee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to each of the non-employee directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their beneficial ownership of the Company's Common Stock and any changes in beneficial ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2004.

                             MANAGEMENT COMPENSATION

                           Summary Compensation Table

         The following table sets forth information about compensation paid to the chief executive officer and the only other executive officer who earned $100,000 or more during the year ended December 31, 2004.

                                                                                   Number of
                                                                                   Securities
                                                     Annual Compensation(1)        Underlying
                                                     -------------------            Options            All other
     Name and Principal Position          Year         Salary         Bonus        Awarded(2)      Compensation (3)
     ---------------------------          ----         ------         -----        ----------      ----------------

Ronald K. Earnest                         2004       $163,125       $26,250          $   -0-           $71,329
    President and Chief                   2003        150,000           -0-              -0-            32,159
    Operating Officer                     2002        140,000        15,000              -0-            32,250

Mason Y. Garrett                          2004       $100,000       $   -0-          $   -0-            $  750
    Chairman of the Board                 2003         77,472           -0-              -0-               -0-
    and Chief Executive Officer           2002         88,736           -0-           29,329             2,262

---------------
(1) The Company provides Mr. Earnest and Mr. Garrett with the use of Company cars for business and personal use. The total of such benefits paid for Mr. Earnest and Mr. Garrett in 2004 was less than the lesser of $50,000 or 10% of his annual salary and bonus payments for each. Mr. Earnest and Mr. Garrett participate in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.

(2)      Adjusted for 10% stock dividend declared in February 2005.
(3) Comprised of 401(K) contributions by the Company for Mr. Garrett; and 401(K) contributions of $3,956 in 2004, $3,563 in 2003 and $3,318 in
         2002 for Mr. Earnest; and Bank-owned life insurance premiums paid by the Company of $67,373 in 2004, $28,596 in 2003 and $28,932 in 2002 for
         Mr. Earnest.

Stock Option Plan

         The Company maintains a stock option plan for the benefit of directors, officers and employees. Information about the plan is set forth below under "Amendment to the 1998 Stock Option Plan."

                        Option Grants in Last Fiscal Year

         No options were granted to Mr. Garrett or Mr. Earnest in 2004.

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options held by Messrs. Garrett and Earnest at December 31, 2004. No options were exercised by either of these persons in 2004.

                                      Number of Securities                           Value of Unexercised
                                     Underlying Unexercised                              In-the-Money
                                        Options 12/31/04                            Options 12/31/04(1)(2)
                                        ----------------                            ----------------------
          Name                 Exercisable           Unexercisable            Exercisable           Unexercisable
          ----                 -----------           -------------            -----------           -------------

Ronald K. Earnest               104,935                  14,055               $433,234                $54,034
Mason Y. Garrett                 97,908                  21,082                381,326                 43,716

---------------
(1) The number of shares subject to option and the exercise prices have been adjusted to give effect to the 10% stock dividends distributed in January 2004 and April 2005.
(2) Based on a price of $7.76 per share, the most recent price known to management at which the Company's common stock traded. The common stock is not, however, often traded and such price may not be indicative of market value. The exercise price for 83,853 of Mr. Garrett's and 83,853 of Mr. Earnest's exercisable options is $3.58 per share. The exercise price for Mr. Garrett's remaining 35,137 exercisable options is $5.71 per share, and the exercise price for Mr. Earnest's remaining 35,137 exercisable options is $3.94 per share. The exercise prices for Mr. Garrett's and Mr. Earnest's unexercisable options is $5.71 and $3.94, respectively.

                     AMENDMENT TO THE 1998 STOCK OPTION PLAN

         At the 2005 Annual Meeting, shareholders will also be asked to vote on an amendment to the 1998 Stock Option Plan to increase by 448,000 shares the number of shares of the Company's common stock reserved for issuance under the plan. If the amendment is approved, a total of 778,330 shares will be reserved for issuance under the plan.

         The Board of Directors believes stock options provide an excellent method to attract and retain key employees, officers and directors, and to provide them with incentives that help to closely align their interests with those of shareholders.

         The plan was originally adopted by the shareholders of GrandSouth Bank at the 1998 annual meeting of shareholders, and was assumed by the Company upon its acquisition of the Bank. The plan provides for the grant of both incentive stock options and non-qualified stock options. Options may be granted pursuant to the plan to persons who are directors, officers or employees of the Company or any subsidiary at the time of grant. At December 31, 2004, the Company and its subsidiaries had 31 employees and seven directors. Non-employee directors are only eligible to be granted non-qualified stock options. The plan may be administered by the Board of Directors or a committee appointed by the Board.

         The Board of Directors or the committee selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date grant, as determined by the Board of Directors or the committee. Non-qualified options have such exercise prices as may be determined by the Board of Directors or the committee at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors or the committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. Terms relating to exercisability of non-qualified options on termination of employment, death or disability are as set by the Board of Directors or the committee. The number of shares reserved for issuance under the plan, the number of shares covered by outstanding options, and the exercise prices of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company, such as stock splits, stock dividends, merger, consolidation, recapitalization, and the like. The Board of Directors may amend, suspend or terminate the plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the plan, materially increase the benefits accruing to participants under the plan, or materially modify the eligibility requirements under the plan without shareholder approval or ratification. The plan will terminate in 2008, and no options will be granted thereunder after that date.

         The foregoing description is merely a summary of the 1998 Stock Option Plan and is qualified in its entirety by the terms of the plan. The plan is filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10-KSB for the year ended December 31, 2000, which may be found on the Securities and Exchange Commission's website at www.sec.gov.

         Under federal tax law and regulations, the granting of a stock option does not produce income to the optionee or a tax deduction for the Company unless the option itself has a determinable market value and is not an incentive stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares over the option exercise price is taxable to the optionee as ordinary income and deductible as an expense by the Company. The cost basis of the shares acquired is the fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the stock acquired over the option price will be an item of tax preference to the optionee, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the stock is made within two years from the date of grant of the incentive stock option nor within one year after the transfer of the stock to the optionee, the optionee does not realize income as a result of exercising the incentive stock option; the tax basis of the stock received is the option price; any gain or loss realized on the ultimate sale of the stock is long-term capital gain or loss, and the Company is not entitled to any tax deduction by reason of the exercise. If the optionee disposes of the stock within the two-year or one-year periods referred to above, the excess of the fair market value of the stock at the time of exercise (or the proceeds of disposition, if less) over the option price will at that time be taxable to the optionee as ordinary income and deductible by the Company. For purposes of determining capital gain or loss on such a disposition, the tax basis of the stock will be the fair market value at the time of exercise.

         The foregoing description is merely a summary of federal tax laws and regulations, is qualified in its entirety by reference to such laws and regulations, and does not create any rights. Furthermore, tax consequences vary depending on the taxpayer's individual circumstances.

         As of March 31, 2005, there were outstanding incentive stock options to purchase 303,709 shares of the Company's common stock and no nonqualified stock options to purchase shares of the Company's common stock. Of the outstanding options, 216,898 were issued to executive officers, 86,811 were issued to other employees, and none were issued to non-employee directors. The market value of the common stock on March 31, 2005 was approximately $8.50 per share, based on information about recent trades of which management is aware.

         The Board of directors recommends a vote "FOR" approval of the amendment to the 1998 Stock Option Plan.

                      Equity Compensation Plan Information

         The following table sets forth aggregated information as of December 31, 2004, about the 1998 Stock Option Plan. The 1998 Stock Option Plan is the Company's only equity compensation plan.

Plan category                   Number of securities       Weighted-average             Number of securities
                                to be issued upon          exercise price of            remaining available
                                exercise of                outstanding options,         for future issuance
                                outstanding options,       warrants and rights          under equity
                                warrants and rights                                     compensation plans
                                                                                        (excluding securities
                                                                                        reflected in column(a))
                                      (a)                           (b)                            (c)
                                -------------------  -     ---------------------        -----------------------
Equity compensation
plans approved by
security holders                   303,709                         $4.26                         26,621

Equity compensation
plans not approved
by security holders                   None                           N/A                            N/A
                                   -------                         -----                         ------

Total                              303,709                         $4.26                         26,621

         The number of shares subject to outstanding options, exercise prices and number of shares remaining available for future issuance of options have been restated to reflect the 5% stock dividend declared in January 2003 and the 10% stock dividends declared in January 2004 and February 2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2004 was $2,070,720. Loans made to such persons in 2004 totaled $1,618,112 while repayments in 2004 totaled $1,425,372.

         Real Estate. The Company leases a lot at the corner of South Main Street and East Knight Street in Fountain Inn, South Carolina. The lot is leased for 20 years for $9,000 a year from Blake P. Garrett, Jr., Trustee, with four five year renewal options. Lease payments are subject to increase to reflect increases in the Consumer Price Index. Blake P. Garrett, Jr., is the brother of Mason Y. Garrett, Chairman of the Board of Directors of the Company. Blake P. Garrett, Jr., is trustee for a partnership which owns the property.

         Since its opening in 1998 until July 2003, the Company operated in a building formerly operated as a branch office by NationsBank in Simpsonville, South Carolina. That office was leased from Blake P. Garrett, Jr., as Trustee for a partnership, for $3,000 per month for 5 years with two five year renewal options. Mason Y. Garrett is a 10.3% partner in the partnership that owns the property. The Company closed the office in July 2003, and the lease terminated in October 2004.

         Baety O. Gross, Jr., a director of the Company, from time to time provides legal services to the Company and is expected to continue to do so in the future.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2005. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2004 and 2003, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $25,500 and $31,700 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and that are not reported under "Audit Fees". Elliott Davis, LLC did not bill the Company for any audit related fees for the years ended December 31, 2003 or 2004.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $3,300 and $3,200 for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. For the year ended December 31, 2003, Elliott Davis, LLC did not bill the Company for any other fees. For the year ended December 31, 2004, Elliott Davis billed the Company $8,807 for assistance in regulatory compliance and preparation of regulatory filings.

         In making its decision to appoint Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2005, the Board of Directors considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Board Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Board of Directors (the Company does not have a separate audit committee) pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Board prior to completion of the audit. The Board may delegate to one or more designated members of the Board the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Board at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Board at the first Board meeting each year. The Board subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2004, all audit and permitted non-audit services were pre-approved by the Board.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2004, free of charge by requesting such form in writing from Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                 REVOCABLE PROXY
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                            GRANDSOUTH BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - WEDNESDAY, MAY 18, 2005

         J. B. Garrett and Ronald K. Earnest, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 18, 2005, and at any adjournment thereof, as follows:

1.       ELECTION OF        For  [ ]      Withhold  [ ]      For All Except  [ ]
         DIRECTORS

Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett, Michael L. Gault, Baety
O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. Amendment to the 1998 Stock Option Plan to increase by 448,000 shares the number of shares of the Company's common stock reserved for issuance upon exercise of options under the 1998 Stock Option Plan.

              [ ]  FOR           [ ]  AGAINST          [ ]  ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.




Please be sure to sign and date                    Date
  this Proxy in the box below.
---------------------------------------------------------------



---------------------------------------------------------------
Shareholder sign above           Co-holder (if any) sign above

[Filed as an Appendix to the Proxy  Statement  pursuant to the  requirements  of
Schedule 14A, Item 10, Instruction 3 - not delivered to Shareholders with the Proxy Statement]





                                                                      Appendix A

                                 GrandSouth Bank

                             1998 STOCK OPTION PLAN



         1. Purpose of the Plan. The Plan shall be known as the GrandSouth Bank 1998 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to directors, officers and key employees of GrandSouth Bank (the "Bank"), or any present or future parent or subsidiary of the Bank, and to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-qualified Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions. As used herein, the following definitions shall apply.

                  (a) "Award" means the grant by the Board or the Committee of an Incentive Stock Option or a Non-qualified Stock Option, or any combination thereof, as provided in the Plan.

                  (b) "Bank" shall mean GrandSouth Bank, or any successor corporation thereto.

                  (c) "Board" shall mean the Board of Directors of the Bank, or any successor or parent corporation thereto.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e)  "Committee"   shall  mean  the  Stock  Option   Committee
appointed by the Board in accordance with paragraph 5(a) of the Plan.

                  (f) "Common Stock" shall mean common stock, $2.50 par value per share, of the Bank, or any successor or parent corporation thereto.

                  (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Bank or any present or future Parent or Subsidiary of the Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank (provided, however, in the case of Incentive Stock Options, no such leave may extend beyond 90 days unless reemployment rights are guaranteed by law), or in the case of transfers between payroll locations of the Bank or between the Bank and any of its Parent, its Subsidiaries or a successor.

                  (h) "Director" shall mean a member of the Board of the Bank, or any successor or parent corporation thereto.

                  (i) "Effective Date" shall mean the date specified in Section 15 hereof.

                  (j) "Employee" shall mean any person employed by the Bank or any present or future Parent or Subsidiary of the Bank.

                  (k) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

                  (l) "Non-qualified Stock Option" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  (m) "Option" shall mean an Incentive or Non-qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  (n) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (o) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  (p) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

                  (q) "Participant" means any officer or key employee of the Bank or any Parent or Subsidiary of the Bank or any other person providing a service to the Bank who is selected by the Board or the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  (r) "Plan" shall mean GrandSouth Bank 1998 Stock Option Plan.

                  (s) "Share" shall mean one share of the Common Stock.

                  (t) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 778,330. Such Shares shall be authorized but unissued shares of the Common Stock. Shares of Common Stock subject to Options which for any reason are terminated unexercised or expire shall again be available for issuance under the Plan.

         4. Six Month Holding Period.

         A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

         5. Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Board or a Committee appointed by the Board, which shall serve at the pleasure of the Board. Such Committee shall be constituted solely of two or more Directors who are not currently officers or employees of the Bank or any of its subsidiaries, and who qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

                  (b) Powers of the Committee. The Board or the Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or, in the case of the Committee, to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan. The Committee also shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Board or the Committee revoke outstanding Awards without the consent of the Participant.

         The Chairman of the Board of Directors of the Bank and such other officers as shall be designated by the Board or the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Bank and to cause them to be delivered to the participants.

                  (c) Effect of Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and conclusive on all persons affected thereby.


         6. Eligibility. Awards may be granted to directors, officers, key employees and other persons. The Board or the Committee shall from time to time determine the directors, officers, key employees and other persons who shall be granted Awards under the Plan, the number to be granted to each such director, officer, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-qualified Stock Options (provided, however, Incentive Stock Options may only be granted to persons who are employees, including officers, of the Bank). In selecting participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Board or the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Bank and such other factors as the Board or the Committee may, in its sole discretion, deem relevant. Directors, officers, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

         7. Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

         8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Bank and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a) Option Price.

                           (i) The price per Share at which each Incentive Stock
Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Board or the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Bank, and no Optionee shall have any of the rights of a stockholder of the Bank until Shares of Common Stock are issued to him.

                  (c) Term of Incentive Stock Option. The term of each Incentive Stock option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the Continuous Employment of the Bank at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Board or the Committee may at the time of grant impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

                  (e) Limitation on Options to be Exercised. The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Bank or any present or future Parent or Subsidiary of the Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 8(e), the Board or the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

                  (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. Terms and Conditions of Non-qualified Stock Options. Each Non-qualified Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Bank and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Non-qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Option Price. The exercise price per Share of Common Stock for each Non-qualified Stock Option granted pursuant to the Plan shall be at such price as the Board or the Committee may determine in its sole discretion.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-qualified Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Bank and no Optionee shall have any of the rights of a stockholder of the Bank until the Shares of Common Stock are issued to him.

                  (c) Term. The term of each Non-qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-qualified Stock Option is granted.

                  (d) Exercise Generally. The Board or the Committee may impose additional conditions upon the right of any Participant to exercise any Non-qualified Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

                  (e) Cashless Exercise. An Optionee who has held a Non-qualified Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Bank to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Bank.

                  (f) Transferability. Any Non-qualified Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Bank shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22 (e) (3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (b) Disability. In the event that any Optionee's employment with the Bank shall terminate as the result of the permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of
(i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Board or the Committee, upon exercise of such Options the Optionee may receive Shares or cash or combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

                  (e) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options. The terms and conditions of Non-qualified Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. Right of Repurchase and Restrictions on Disposition. The Board or the Committee, in its sole discretion, may include at the time of award, as a term of any Incentive Stock Option or Non-qualified Stock Option, the right (the "Repurchase Right") but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Bank to transfer or assign such right to another party. The Bank may exercise the Repurchase Right only to the extent permitted by applicable law.

         13. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

                  (a) Adjustment. The aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, splitup, spin-off, stock split, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Bank (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Bank. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Board or the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-qualified Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Bank; (ii) the execution of an agreement for a merger or recapitalization of the Bank or any merger or recapitalization whereby the Bank is not the surviving entity; (iii) a change of control of the Bank, as otherwise defined or determined by the State Board of Financial Institutions pursuant to the laws of the State of South Carolina, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Bank stock, or the purchase of shares of up to 25% of any class of securities of the Bank by a tax qualified employee stock benefit plan of the Bank or to a transaction which forms a holding company for the Bank, if the shareholders of the Bank own substantially the same proportionate interests of the stock of the holding company immeiately after the transaction except for changes caused by the exercise of dissenter's rights. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this
Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Bank. Whether there is an imminent change in control shall be determined by the Board or the Committee. The decision of the Board or the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

                  (c)  Cancellation  and  Payment  for  Options  in the Event of
Extraordinary Corporate Action. Subject to any required action by the stockholders of the Bank, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                           (i) cancel  any or all  previously  granted  Options,
provided that consideration is paid to the Optionee in connection therewith which consideration is sufficient to put the Optionee in as favorable a financial position as he would have been if the options had not been cancelled; and/or

                           (ii)  subject  to Section  13(a) and (b) above,  make
such other adjustments in connection with the Plan as the Board or the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

                           Except as  expressly  provided in Sections  13(a) and
13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

                  (d) Acceleration. The Board or the Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board or the Committee makes the determination to grant such Option. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Board or the Committee.

         15. Effective Date. The Plan shall become effective upon adoption by the Board of Directors. Options may be granted prior to ratification of the Plan by the stockholders of the Bank if the exercise of such Options is subject to such stockholder ratification.

         16.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Bank within twelve months before or after the date the Plan becomes effective.

         17. Modification of Options. At any time and from time to time, the Board may or may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Board or the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, (provided, however, the exercise price for Incentive Stock Options shall in no event be less than the then fair market value per share of Common Stock), in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options.

         18. Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Bank.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-qualified Stock Option unlawful or subject the Bank to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

             The inability of the Bank to obtain approval from any regulatory body or authority deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Bank of any liability in respect of the non-issuance or sale of such Shares.

             As a condition to the exercise of an Option, the Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         20. Reservation of Shares. During the term of the Plan, the Bank will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Bank by reason of the Plan or the grant of any Incentive or Non-qualified Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-qualified Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Withholding Tax. The Bank shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Bank shall have the right to require the Participant or such other person to pay the Bank the amount of any taxes which the Bank is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, except to the extent that federal law shall be deemed to apply.


         24. Compliance With Rule 16b-3. With respect to persons to whom options are granted hereunder who are subject to Section 16 of the Securities Exchange Act of 1934: (i) this Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving insider-participants are subject to such conditions are expressly set forth in the Plan, and (iii) any provision of the Plan or action by the Plan's administrators that is contrary to a condition of Rule 16b-3 shall not apply to insider-participants.






















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